                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material under Rule 14a-12

                       GLADSTONE CAPITAL CORPORATION
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                         GLADSTONE CAPITAL CORPORATION
             1616 Anderson Road, Suite 208, McLean, Virginia 22102
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 26, 2002

TO THE STOCKHOLDERS OF GLADSTONE CAPITAL CORPORATION:

    Notice Is Hereby Given that the Annual Meeting of Stockholders of Gladstone Capital Corporation, a Maryland corporation (the "Company"), will be held on Tuesday, March 26, 2002 at 10:00 a.m. local time in the third floor conference room of the Company's principal executive office at 1616 Anderson Road, McLean, VA 22101 for the following purposes:

    (1) To elect one director to hold office until the 2005 Annual Meeting of Stockholders.

    (2) To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending September 30, 2002.

    (3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on February 19, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors
                                          /s/ Terry Brubaker
                                          Terry Brubaker
                                          Secretary

McLean, Virginia
February 26, 2002

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                         GLADSTONE CAPITAL CORPORATION
             1616 Anderson Road, Suite 208, McLean, Virginia 22102
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 26, 2002
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Gladstone Capital Corporation, a Maryland corporation ("Gladstone" or the "Company"), for use at the Annual Meeting of Stockholders to be held on March 26, 2002, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held in the third floor conference room of the Company's principal executive office at 1616 Anderson Road, McLean, VA 22101. The Company intends to mail this proxy statement and accompanying proxy card on or about February 26, 2002 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, Georgeson Shareholder Communications Company ("Georgeson"). No additional compensation will be paid to directors, officers or other regular employees for such services, but Georgeson will be paid its customary fee, estimated to be about $5,000, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on February 19, 2002 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 23, 2002 the Company had outstanding and entitled to vote 10,060,178 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted, unless the proxy states that it is irrevocable and is coupled with an interest. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1616 Anderson Road, Suite 208, McLean, Virginia 22102, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person.

Attendance at the meeting will not, by itself, revoke a proxy. However, no proxy is valid after eleven months from its date, unless otherwise provided in the proxy.

STOCKHOLDER PROPOSALS

    The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is October 29, 2002. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Corporation not later than the close of business on the sixtieth day nor earlier than the close of business on the ninetieth day prior to the first anniversary of the preceding year's annual meeting. Stockholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The Company's Amended and Restated Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. In general, vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. However, if the stockholders of any class or series are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or series or the sole remaining director elected by that class or series may fill any vacancy in the directors elected by that class or series. A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until his successor is elected and qualified.

    The Board of Directors is presently composed of five members. There is one director in the class whose term of office expires in 2002. The nominee for election to this class is currently a director of the Company who was previously elected by the Company's sole stockholder prior to the Company's initial public offering. If elected at the Annual Meeting, the nominee would serve until the 2005 annual meeting and until his or her successor is elected and has qualified, or until his earlier death, resignation or removal. The nominee is not being proposed for election pursuant to any agreement or understanding between him and the Company.

    Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the one nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The nominee has agreed to serve if elected, and management has no reason to believe that he will be unable to serve.

    Set forth below is biographical information for each person nominated, each person whose term of office as a director will continue after the Annual Meeting, and each executive officer who is not a director.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

            NAME AND YEAR                                                BACKGROUND
       FIRST ELECTED DIRECTOR            AGE                            INFORMATION
       ----------------------          --------   --------------------------------------------------------
ANTHONY W. PARKER (2001).............     56      Mr. Parker has been a director of the Company since
                                                  August 23, 2001. In 1997, Mr. Parker founded Medical
                                                  Funding Corporation, a company which purchases medical
                                                  receivables. Mr. Parker currently serves as chairman of
                                                  Medical Funding Corporation.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF THE NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

            NAME AND YEAR                                                BACKGROUND
       FIRST ELECTED DIRECTOR            AGE                            INFORMATION
       ----------------------          --------   --------------------------------------------------------
TERRY LEE BRUBAKER (2001)*...........     58      Mr. Brubaker has been our president and chief operating
                                                  officer and a director since May 2001. In March 1999,
                                                  Mr. Brubaker founded, and now serves as chairman of,
                                                  Heads Up Systems, a company providing process industries
                                                  with leading edge technology. From 1996 to 1999,
                                                  Mr. Brubaker served as vice president of the paper
                                                  group for the American Forest & Paper Association.

DAVID A.R. DULLUM (2001).............     53      Mr. Dullum has been a director since August 23, 2001.
                                                  From 1995 to the present, Mr. Dullum has been a partner
                                                  of New England Partners, a venture capital firm focused
                                                  on investments in small and medium sized businesses in
                                                  the Mid-Atlantic and New England regions.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

            NAME AND YEAR                                                BACKGROUND
       FIRST ELECTED DIRECTOR            AGE                            INFORMATION
       ----------------------          --------   --------------------------------------------------------
DAVID GLADSTONE (2001)*..............     59      Mr. Gladstone is a founder of Gladstone Capital
                                                  Corporation and has been our chief executive officer and
                                                  chairman of our board of directors since our inception
                                                  in May, 2001. Prior to founding Gladstone Capital
                                                  Corporation, Mr. Gladstone served as chairman or vice
                                                  chairman of the board of directors of American Capital
                                                  Strategies, a publicly traded leveraged buyout fund and
                                                  mezzanine debt finance company, from June 1997 to August
                                                  2001. From 1974 to February 1997, Mr. Gladstone held
                                                  various positions, including chairman and chief
                                                  executive officer, with Allied Capital Corporation,
                                                  Allied Capital Corporation II, Allied Capital Lending
                                                  Corporation, Allied Capital Commercial Corporation and
                                                  Allied Capital Advisors, Inc. The Allied companies were
                                                  the largest group of publicly traded mezzanine debt
                                                  funds and were managers of two private venture capital
                                                  limited partnerships. From 1992 to 1997, Mr. Gladstone
                                                  served as a director, president and chief executive
                                                  officer of Business Mortgage Investors, a private
                                                  mortgage REIT managed by Allied Capital Advisors, Inc.
                                                  Mr. Gladstone served as a director of The Riggs National
                                                  Corporation (the parent of Riggs Bank) from 1993 to May
                                                  1997. He has served as a trustee of The George
                                                  Washington University and currently is a trustee
                                                  emeritus. Mr. Gladstone was the founder and managing
                                                  member of The Capital Investors, a group of angel
                                                  investors, and is currently a member emeritus. He is
                                                  also the chairman and owner of B & G Berry Corporation,
                                                  a large strawberry farming operation in California.
                                                  Mr. Gladstone is also a director of Capital Automotive
                                                  REIT, a publicly-traded real estate investment trust.

            NAME AND YEAR                                                BACKGROUND
       FIRST ELECTED DIRECTOR            AGE                            INFORMATION
       ----------------------          --------   --------------------------------------------------------
GEORGE STELLJES, III (2001)..........     40      Mr. Stelljes has been a director since August 23, 2001.
                                                  From 1999 to 2001, Mr. Stelljes was a co-founder and
                                                  managing member of Camden Partners, a private equity
                                                  firm which finances high growth companies in the
                                                  communications, healthcare and business services
                                                  sectors. From 1997 to 1999, Mr. Stelljes was a partner
                                                  of Columbia Capital, a venture capital firm focused on
                                                  investments in communications and information
                                                  technology. Prior to joining Columbia, Mr. Stelljes was
                                                  an executive vice president and a principal at Allied
                                                  Capital Corporation from 1989 to 1997. Mr. Stelljes
                                                  currently serves on the boards of directors of Dominion
                                                  Digital and Virginia Capital and is a Managing Member of
                                                  St. John's Capital and Amelia Capital, vehicles used to
                                                  make private equity investments. He is also a former
                                                  board member and regional president of the National
                                                  Association of Small Business Investment Companies.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

                                                                         BACKGROUND
                NAME                     AGE                            INFORMATION
                ----                   --------   --------------------------------------------------------
HARRY BRILL*.........................     54      Mr. Brill has been our treasurer and chief financial
                                                  officer since May 2001. From 1995 to April 2001,
                                                  Mr. Brill served as a personal financial advisor.

------------------------

* Messrs. Gladstone, Brubaker and Brill are interested persons of the Company, within the meaning of the Investment Company Act of 1940, as amended, due to their positions as officers of the Company.

BOARD COMMITTEES AND MEETINGS

    During the fiscal year ended September 30, 2001 the Board of Directors held three meetings. The Board has an audit committee, a compensation committee and an executive committee.

    The audit committee operates pursuant to a written charter and makes recommendations concerning the engagement of independent public accountants, reviews with our independent public accountants the plans and results of the audit engagement, approves professional services provided by our independent public accountants, reviews the independence of our independent public accountants and reviews the adequacy of our internal accounting controls. Membership of the audit committee is comprised of Messrs. Dullum, Stelljes and Parker, each of whom is considered an independent director under the rules promulgated by the Nasdaq Stock Market. The Audit Committee did not meet during the last fiscal year.

    The compensation committee determines compensation for our executive officers and administers the Company's Amended and Restated 2001 Equity Incentive Plan. Membership of the compensation committee is comprised of Messrs. Parker and Dullum, each of whom is an independent director. The compensation committee met once during the last fiscal year.

    The executive committee has the authority to exercise all powers of the board of directors except for actions that must be taken by the full board of directors under the Maryland General Corporation Law, including electing the Chairman of the Board of Directors and the President. The Board of Directors may appoint not fewer than three members to the Executive Committee; currently, the membership is comprised of Messrs. Gladstone, Dullum and Stelljes. The Executive Committee did not meet during the last fiscal year.

    During the fiscal year ended September 30, 2001, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

    The Company's Audit Committee is comprised of Messrs. Dullum, Stelljes and Parker, each of whom is not an officer or employee of the Company. Under the applicable Nasdaq rules, all members are independent. The Board of Directors has adopted a written charter for the Audit Committee, which is included as Exhibit A to this Proxy Statement.

    The Audit Committee met after the close of the fiscal year to review and discuss the audited financial statements with management and the accountants, Ernst & Young LLP. Based on these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report of Form 10-K.

    The discussions with Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from
Ernst & Young LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standards No. 1. This information was discussed with Ernst & Young LLP.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    George Stelljes, III, Chairman     David A.R. Dullum    Anthony W. Parker

------------------------

(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 or 1934 Act.

                                   PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since its inception in 2001. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

    AUDIT FEES. During the fiscal year ended September 30, 2001, the aggregate fees billed by Ernst & Young LLP for the audit of the Company's financial statements for such fiscal year and for the review of the Company's interim financial statements was $21,400.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. During the fiscal year ended September 30, 2001, the aggregate fees billed by Ernst & Young LLP for information technology consulting fees was $0.

    ALL OTHER FEES. During the fiscal year ended September 30, 2001, the aggregate fees billed by Ernst & Young LLP for professional services other than audit and information technology consulting fees was $105,000.

    The Audit Committee has determined the rendering of the information technology consulting services and all other non-audit services by Ernst & Young LLP is compatible with maintaining the auditor's independence.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the ownership of the Company's Common Stock as of January 23 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1616 Anderson Road, Suite 208, McLean, VA 22102.

                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                               NUMBER OF    PERCENT OF
NAME AND ADDRESS                                                SHARES        TOTAL
----------------                                              -----------   ----------
David Gladstone.............................................   990,959(2)       9.5%

Terry Lee Brubaker..........................................   220,876(3)       2.2%

Harry Brill.................................................    50,500(4)         *

David A.R. Dullum...........................................     2,000(5)         *
  215 Great Falls Street
  Falls Church, VA 22046

George Stelljes, III........................................     1,000(5)         *
  1101 Pennsylvania Avenue, N.W., Suite 6614
  Washington, DC 20005

Anthony W. Parker...........................................     2,700(5)         *
  c/o Medical Funding Corporation
  818 Connecticut Avenue, Suite 325 Washington, DC 20036

All executive officers and directors as a group (6            1,268,035(6)    11.90%
  persons)..................................................

------------------------

* Less than 1%

(1) This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 10,060,178 shares outstanding on January 23, 2002, adjusted as required by rules promulgated by the Securities and Exchange Commission (the "SEC").

(2) Includes (i) 6,666 shares underlying options that are immediately exercisable and (ii) 400,000 shares underlying options that may be acquired pursuant to early exercise features of the options and that vest on August 23, 2002 and are subject to a repurchase right in favor of the Company if Mr. Gladstone does not satisfy the option's vesting requirements. In any event, shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.

(3) Includes (i) 6,666 shares underlying options that are immediately exercisable and (ii) 100,000 shares underlying options that may be acquired pursuant to early exercise features of the options and that vest on August 23, 2002 and are subject to a repurchase right in favor of the Company if Mr. Brubaker does not satisfy the option's vesting requirements. In any event, shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.

(4) Includes (i) 15,000 shares underlying options that are immediately exercisable and (ii) 25,000 shares underlying options that may be acquired pursuant to early exercise features of the options and that vest on August 23, 2002 and are subject to a repurchase right in favor of the Company if Mr. Brill does not satisfy the option's vesting requirements. In any event, shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.

(5) Each of the Company's non-employee directors is entitled to receive an option to purchase 10,000 shares of the Company's Common Stock upon the receipt of an order from the SEC approving such grant. The Company's application to the SEC is currently pending.

(6) Includes (i) 28,332 shares underlying options that are immediately exercisable and (ii) 525,000 shares underlying options that may be acquired pursuant to early exercise features of the options and that vest on August 23, 2002 and are subject to a repurchase right in favor of the Company if the holder does not satisfy the option's vesting requirements. In any event, shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2001, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that Messrs. Gladstone, Brubaker and Brill each filed one amended Form 4, covering one transaction each, and Messrs. Dullum, Parker and Stelljes each filed one Form 4 late, covering one transaction each.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

    The following table shows for the fiscal year ended September 30, 2001 compensation awarded or paid to, or earned by, all the directors and the two highest paid executive officers of the Company (collectively, the "Compensated Persons") in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors of the Company.

                               COMPENSATION TABLE

                                                                 (2)                  (3)
                                                              AGGREGATE        TOTAL COMPENSATION
                          (1)                             COMPENSATION FROM   FROM COMPANY PAID TO
                NAME OF PERSON, POSITION                   THE COMPANY(1)     COMPENSATED PERSONS
                ------------------------                  -----------------   --------------------
Mr. David Gladstone,....................................       $41,667               $41,667
Chief Executive Officer and Chairman of the Board of
Directors(2)

Mr. Terry Lee Brubaker,.................................       $41,667               $41,667
President, Chief Operating Officer and Director

Mr. David A.R. Dullum,..................................       $13,000               $13,000
Director

Mr. George Stelljes III,................................       $12,000               $12,000
Director

Mr. Anthony W. Parker,..................................       $13,000               $13,000
Director

------------------------

(1) The Company paid no perquisites to Compensated Persons in excess of the lesser of $50,000 or 10% of the Compensated Person's aggregate salary and bonus for the year.

(2) Mr. Gladstone's aggregate compensation includes (a) annual compensation of $41,667 in salary and (b) long-term compensation of 800,000 shares of Common Stock underlying options.

STOCK OPTION GRANTS AND EXERCISES

    The Company grants options to its executive officers under its Amended and Restated 2001 Equity Incentive Plan (the "2001 Plan"). As of January 23, 2002, options to purchase a total of 663,330 shares were outstanding under the 2001 Plan, options to purchase 586,670 shares of Common Stock had already been exercised and options to purchase 250,000 shares remained available for grant thereunder.

    Effective July 23, 2001, the Company adopted the 2001 Plan, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2001 Plan, the Board of Directors or compensation committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees, and, subject to receipt of an order from the SEC, non-employee directors. In addition, the 2001 Plan permits the granting of rights to purchase restricted stock.

    The Company has authorized for issuance, to employees and directors, 1,500,000 shares of capital stock under the 2001 Plan. The share reserve consists of common stock and preferred stock. Options granted under the 2001 Plan may be exercised for a period of no more than 10 years from the date of grant. Unless sooner terminated by the Board of Directors, the 2001 Plan will terminate on June 1, 2011, and no additional awards may be made under the 2001 Plan after that date.

    Options granted under the 2001 Plan entitle the optionee, upon exercise, to purchase shares of capital stock from the Company at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning, under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2001 Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options are not transferable other than by laws of descent and distribution and are generally exercisable during an optionee's lifetime only by the optionee.

    The compensation committee administers the 2001 Plan and has the authority, subject to the provisions of the 2001 Plan, to determine who will receive awards under the 2001 Plan and the terms of such awards. This committee has the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations.

    Participants in the 2001 Plan may be provided with an opportunity to purchase restricted stock. These shares may be subject to a time-based vesting schedule, or the attainment of performance goals established by the compensation committee. The purchase price for restricted stock will not be less than the fair market value of the stock on the date of purchase. Upon a participant's termination of service, the Company may have the option to repurchase the unvested shares of stock at the original purchase price paid by a participant for such shares, if any. The specific terms and conditions of restricted stock purchases shall be governed by individual agreements in a form approved by the compensation committee. Restricted stock purchased under the 2001 Plan is transferable if so determined by the compensation committee in its discretion.

    Upon specified corporate transactions, as defined in the 2001 Plan, all outstanding awards under the 2001 Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants whose continuous service has not terminated prior to the corporate transaction will be accelerated in full and then terminated to the extent not exercised prior to the corporate transaction. With respect to any other awards which are not assumed or substituted and are held by participants whose continuous service has terminated on or prior to the corporate transaction, such awards will not be accelerated unless otherwise provided in a written agreement between the Company, or any of its affiliates, and the participant.

    Upon a change in control, as defined in the 2001 Plan, awards held by participants whose continuous service has not terminated prior to the change in control shall be subject to additional acceleration of vesting, but only to the extent as provided in any written agreement between the Company, or any of its affiliates, and the participant.

    The following tables show for the fiscal year ended September 30, 2001, certain information regarding options granted to, exercised by, and held at year end by the Company's three executive officers (the "Executive Officers"):

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED ANNUAL
                                                 INDIVIDUAL GRANTS                                  RATES OF STOCK
                       ----------------------------------------------------------------------     PRICE APPRECIATION
                       NUMBER OF SECURITIES    % OF TOTAL OPTIONS    EXERCISE OR                  FOR OPTION TERM(1)
                        UNDERLYING OPTIONS    GRANTED TO EMPLOYEES   BASE PRICE    EXPIRATION   -----------------------
NAME                       GRANTED (#)           IN FISCAL YEAR        ($/SH)         DATE        5% ($)      10% ($)
----                   --------------------   --------------------   -----------   ----------   ----------   ----------
Mr. Gladstone........        800,000                  64.0%            $15.00        8/22/11    7,544,000    19,128,000
Mr. Brubaker.........        200,000                  16.0%            $15.00        8/22/11    1,886,000     4,782,000
Mr. Brill............         50,000                   4.0%            $15.00        8/22/11      472,000     1,196,000

------------------------

(1) The potential realizable value is based on the term of the option at the time of its grant (10 years). It is calculated by assuming that the stock price on the date of the grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. The amounts represent certain assumed rates of appreciation only, in accordance with the rules of the SEC, and do not reflect the Company's estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

                  AGGREGATED OPTION EXERCISES IN FISCAL 2001,
                   AND VALUE OF OPTIONS AT END OF FISCAL 2001

                                                                               NUMBER OF
                                                                               SECURITIES            VALUE OF
                                                                               UNDERLYING          UNEXERCISED
                                                                              UNEXERCISED          IN-THE-MONEY
                                                                               OPTIONS AT            OPTIONS
                                       SHARES ACQUIRED        VALUE            FY-END (#)         AT FY-END ($)
NAME                                   ON EXERCISE (#)   REALIZED ($)(1)   VESTED/UNVESTED(2)   VESTED/UNVESTED(3)
----                                   ---------------   ---------------   ------------------   ------------------
Mr. Gladstone........................      393,334             $0            6,666/400,000        7,599/456,000
Mr. Brubaker.........................       93,334             $0            6,666/100,000        7,599/114,000
Mr. Brill............................       10,000             $0            15,000/25,000        17,100/28,500

------------------------

(1) Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

(2) Unvested options vest on August 23, 2002. Shares underlying unvested options may be acquired pursuant to early exercise features of the options and are subject to a repurchase right in favor of the Company if the executive does not satisfy the option's vesting requirements. In any event, shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.

(3) The value of unexercised options is calculated as the closing market price on September 30, 2001 less the exercise price. "In-the-money" options are those with an exercise price that is less than the closing market price on September 30, 2001.

EMPLOYMENT AGREEMENTS

    In June, 2001, the Company entered into employment agreements with Messrs. Gladstone and Brubaker as executive officers of the Company. Each agreement provides for a three-year term. The initial three-year term will be extended for additional successive periods of one year, unless the Company gives three months' prior written notice of its intention to terminate the agreement without cause. Messrs. Gladstone and Brubaker each have the right to terminate their respective employment agreement at any time by giving the Company three months' prior written notice.

    If the Company should terminate either Messrs. Gladstone or Brubaker's employment by reason of his disability, he would be entitled to receive, for two years, the difference between his then current base salary plus annual bonus and any long-term disability benefits. Additionally, his unvested options which would have vested within two years of the termination date would immediately vest. All vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the termination date. If the Company should terminate either executive officer's employment for any reason other than disability or cause, he would be entitled to receive his base salary and annual bonus for a period of two years from the date of termination, although he could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the senior executive officer resigned for good reason, which generally includes the Company's materially and adversely changing his responsibilities and duties or materially breaching its compensation obligations under the employment agreement. The executive officer will also receive severance if he is terminated in connection with a change of control or if he is not notified that the employment agreement will be continued upon a change in control. Mr. Gladstone's employment agreement also defines "good reason" as a determination by him of a material difference with the Company's board of directors. Additionally, any unvested stock options held by Messrs. Gladstone or Brubaker would generally vest if employment were terminated for any reason other than a disability or cause or if the executive officer resigned with good reason.

    In the event that the Company should terminate Messrs. Gladstone or Brubaker's employment for cause or if either executive officer voluntarily terminates his employment for other than good reason, all unvested stock options would be forfeited and he would have no more than 90 days to exercise any vested but unexercised options (and to repay any outstanding loans resulting from the prior exercise of any options).

    Upon termination of employment, each senior executive officer would be subject to certain non-compete covenants. In the case of Mr. Brubaker, these covenants would generally apply for two years, although should Mr. Brubaker resign for good reason, the covenants would apply for only one year following the date of resignation. The covenants applicable to Mr. Gladstone are generally shorter, although in essentially all cases Mr. Gladstone would be prohibited from competing with the Company for at least one year from the completion of the Company's initial public offering. As noted above, during periods when the executive officers are receiving severance payments from the Company, they may terminate these covenants prohibiting competition by foregoing such severance payments.

COMPENSATION OF DIRECTORS

    Each non-employee director of the Company receives a yearly retainer of $10,000 and a per meeting fee of $1,000 with no additional fee paid in connection with attending committee meetings. In the fiscal year ended
September 30, 2001, the total compensation paid to non-employee directors was $38,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

    Each non-employee director of the Company is eligible to receive stock option grants under the 2001 Plan. The Company has submitted an application to the SEC for the approval of option grants to its non-employee directors, as required by SEC rules governing business development companies. This application is currently pending. Upon the receipt of an order from the SEC approving such grants, each member of the Company's Board of Directors who is not an employee of the Company will be granted an option to purchase 10,000 shares of Common Stock of the Company. Moreover, each non-employee director will receive an additional grant of an option to purchase 10,000 shares of Common Stock on the date of the annual meeting of stockholders of each year. If the Company has not received an order from the SEC by the Annual Meeting, both the initial and first annual grants will be made on the date the Company receives the order.

    The exercise price of options granted under the 2001 Plan is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant. Each option to be issued to the Company's non-employee directors will become exercisable as to 50% of the option shares on the first anniversary of the date of the grant, and will become fully exercisable on the second anniversary of the date of the grant. The term of options granted to the non-employee directors will be ten years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, each option either will continue in effect, if the Company is the surviving entity, or will be assumed or an equivalent option will be substituted by the successor corporation, if the Company is not the surviving entity. If the successor corporation does not assume the options, the vesting of each option will accelerate and the option will terminate if not exercised prior to the consummation of the transaction.

       REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

    The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Executive

Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code
Section 162(m) in the future to the extent consistent with the best interests of the Company.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors (the "Committee") is composed of Mr. Parker and Mr. Dullum, neither of whom is currently an officer or employee of the Company. The Committee is responsible for establishing the Company's compensation programs for the Company's executives and other key employees by evaluating their performance and determining compensation policies and levels.

COMPENSATION PHILOSOPHY

    The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. Key elements of this philosophy are:

    - The Company pays competitively with leading finance companies with which the Company competes for talent. To ensure that pay is competitive, the Company regularly compares its pay practices with these companies and sets it pay parameters based on this review.

    - The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

    - The Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

    BASE SALARY. The Committee annually reviews each executive officer's base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

    ANNUAL INCENTIVES. The Company maintains an annual incentive award program for executive officers and other key employees of the Company to earn additional annual compensation. The actual incentive award earned depends on the extent to which Company and individual performance objectives are achieved. The Committee and the full Board of Directors review and approve the annual performance objectives for the Company and individual officers. No incentive bonuses were accrued or paid for the fiscal year ending September 30, 2001.

    The Company objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's fundamental long-term goal--building stockholder value. For fiscal 2001, these goals were:

    - completing the Company's initial public offering; and

    - identifying a sufficient number of prospective investment opportunities.

    After the end of the fiscal year, the Committee evaluates the degree to which the Company has met its goals and establishes a total incentive award pool. Individual awards are determined by evaluating each participant's performance against objectives and allocating a portion of the award pool based on the participant's contributions during the year. Awards are paid in cash and distributions are made in the October following the performance year.

    LONG-TERM INCENTIVES. The Company's long-term incentive program consists of the 2001 Plan. The option program utilizes vesting periods to encourage key employees to continue in the employ of the Company. Through option grants, executives receive significant equity incentives to build long-term stockholder value. Grants are made at 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company's Common Stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the finance industry and the Company's philosophy of significantly linking executive compensation with stockholder interests. In 2001 the Committee granted stock options that will vest over a one-year period to its Executive Officers. Such grants were intended to provide incentive to successfully complete the initial public offering and to maximize stockholder value over the next several years. The Committee believes this approach creates an appropriate focus on longer term objectives and promotes executive retention.

CORPORATE PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Gladstone's base salary for the fiscal year ended September 30, 2001 was $200,000. He was not paid a bonus for the year. In setting this amount, the Committee took into account (i) its belief that Mr. Gladstone is one of the leading CEOs of finance companies who has significant and broad-based experience in the finance industry; (ii) the scope of Mr. Gladstone's responsibilities, especially following the Company's initial public offering; and (iii) the Board's confidence in Mr. Gladstone's ability to lead the Company's continued development. Considering these factors, Mr. Gladstone was granted options to purchase an aggregate of 800,000 shares of Common Stock as an incentive for future performance, an amount the Committee determined was consistent with competitive practices.

    During the fiscal year ended September 30, 2001, the Company achieved most, but not all, of its corporate objectives. The Committee rated Mr. Gladstone's individual performance as above average.

CONCLUSION

    Through the plans described above, a significant portion of the Company's compensation program and Mr. Gladstone's compensation are contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

            David A.R. Dullum, Chairman            Anthony W. Parker

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's compensation committee consists of Mr. Parker and Mr. Dullum, both of whom are independent directors.

                     PERFORMANCE MEASUREMENT COMPARISON(1)

    The following graph shows the total stockholder return of an investment of $100 in cash on August 24, 2001 for (i) the Company's Common Stock, (ii) the Standards & Poor's 500 Index (the "S&P 500") and (iii) the Company's peer group(2). All values assume reinvestment of the full amount of all dividends and are calculated as of August 24, 2001 (the first day of trading of the Company's Common Stock) and September 30, 2001:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    GLADSTONE CAPITAL  S&P 500  PEER GROUP
August 24, 2001               $100.00  $100.00     $100.00
September 30, 2001             $96.13   $87.84      $96.67

                                                              AUGUST 24, 2001   SEPTEMBER 30, 2001
                                                              ---------------   ------------------
Gladstone Capital Corporation...............................      $100.00             $96.13
S&P 500.....................................................      $100.00             $87.84
Peer Group..................................................      $100.00             $96.67

------------------------

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The Company's peer group is composed of Allied Capital Corporation and American Capital Strategies, Ltd. The returns of each company assume reinvestment of dividends and have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

                              CERTAIN TRANSACTIONS

    At September 30, 2001, the Company had loans outstanding in the principal amount of $5,900,010 to Mr. Gladstone, $1,400,010 to Mr. Brubaker and $150,000 to Mr. Brill, all of whom are executive officers of the Company. These loans were extended in connection with the exercise of stock options by each of the executive officers. Each such loan is evidenced by a full recourse promissory note secured by the shares of common stock purchased upon the exercise of the options. The interest rate on each such loan is 4.9% per annum. The first quarterly interest payment for each loan was due and paid on January 1, 2002.

    In May 2001, the Company issued and sold 43,508 shares of its Common Stock for an aggregate purchase price of $652,631 to Mr. Gladstone.

    In its Articles of Incorporation and Bylaws, the Company has agreed to indemnify certain officers and directors by providing, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Maryland law and the Company's Bylaws.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          /s/ Terry Brubaker
                                          Terry Brubaker
                                          Secretary

February 26, 2002

    A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2001 is available without charge upon written request to: Corporate Secretary, Gladstone Capital Corporation, 1616 Anderson Road, Suite 208, McLean, Virginia 22102.

                                   EXHIBIT A
                         GLADSTONE CAPITAL CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

PURPOSE:

    The purpose of the Audit Committee (the "COMMITTEE") of the Board of Directors of Gladstone Capital Corporation, a Maryland corporation (the "COMPANY"), shall be to (i) review the engagement of the independent public accountants, including the scope, extent and procedures of the audit and the compensation to be paid therefor and all other matters the Committee deems appropriate; and (ii) to perform such other functions as may be deemed necessary or convenient in the efficient and lawful discharge of the foregoing.

COMPOSITION:

    The Committee shall be comprised of a minimum of three (3) independent members of the Board of Directors. The members of the Committee will serve at the discretion of the Board of Directors. Each such member shall hold office until his or her resignation or until otherwise determined by the Board of Directors. All members must be able to read and understand fundamental financial statements, including but not limited to, a balance sheet, income statement, and cash flow statement. At least one (1) member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

FUNCTIONS AND AUTHORITY:

    The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Section 2-411 of the Maryland General Corporation Law. The Committee shall have the full power and authority of the Board of Directors to carry out the following responsibilities:

I. To review the engagement of the independent public accountants, including the scope, extent and procedures of the audit and the compensation to be paid therefor, and all other matters the Committee deems appropriate.

II. To evaluate, together with the Board of Directors, the performance of the independent public accountants and, if so determined by the Committee, recommend that the Board of Directors replace the independent public accountants.

III. To review and approve all professional non-audit services provided to the Company by its independent public accountants and to consider the possible effect of such services on the independence of the public accountants.

IV. To assist and to interact with the independent public accountants so that they may carry out their duties in the most efficient and cost effective manner.

V. To review the Company's balance sheet, profit and loss statement and statements of cash flows and shareholders' equity for each interim period, and any changes in accounting policy that have occurred during the interim.
       Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent public accountants under generally accepted accounting standards.

VI. To evaluate the cooperation received by the independent public accountants during their audit examination, including their access to all requested records, data and information, and to elicit the comments of management regarding the responsiveness of the independent public accountants to the Company's needs.

VII. To receive written statements from the independent public accountants delineating all relationships between the public accountants and the Company consistent with Independence
       Standards Board Standard No. 1, to consider and discuss with the public accountants any disclosed relationships or services that could affect the public accountants' objectivity and independence, and if so determined by the Committee, take, or recommend that the Board take, appropriate action to oversee the independence of the public accountants.

VIII. To consult with the independent public accountants and to discuss with the senior management of the Company the scope and quality of internal accounting and financial reporting controls in effect.

IX. Perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing.

X. To report to the Board of Directors from time to time, or whenever it shall be called upon to do so.

MEETINGS:

    The Committee will hold at least one regular meeting per year and additional meetings as the Committee deems appropriate. The Chairman of the Board of Directors and the Chief Executive Officer of the Company may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee.

MINUTES AND REPORTS:

    Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board of Directors who are not members of the Committee and the Secretary of the Company. The Committee shall report to the Board of Directors from time to time, or whenever so requested by the Board of Directors.

                          GLADSTONE CAPITAL CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MARCH 26, 2002

         The undersigned hereby appoints David Gladstone and Terry Brubaker, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Gladstone Capital Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Gladstone Capital Corporation to be held at the third floor conference room of the Company's principal executive office at 1616 Anderson Road, McLean, VA 22101 on Tuesday, March 26, 2002 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                  (Continued and to be signed on reverse side)


                                                                    GLADSTONE CAPITAL CORPORATION
To change your address, please mark this box.   / /                 P.O. BOX 11046
                                                                    NEW YORK, N.Y. 10203-0046

                             DETACH PROXY CARD HERE

--------------------------------------------------------------------------------

/ /   PLEASE VOTE, DATE AND    Please sign exactly as your name or names appear
      PROMPTLY RETURN THIS     hereon. If the stock is registered in the names
      PROXY IN THE ENCLOSED    of two or more persons, each should sign.
      RETURN ENVELOPE WHICH    Executor, administrator, trustee, guardian and
      IS POSTAGE PREPAID IF    attorneys-in-fact should add their titles. If
      MAILED IN THE UNITED     signer is a corporation, please give full
      STATES.                  corporate name and have a duly authorized officer
                               sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect one director to hold office until the 2005 Annual Meeting of Stockholders and until his successor is elected.

Nominee: Anthony W. Parker                FOR the nominee listed     / /            WITHHOLD AUTHORITY to vote     / /
                                                                                    for the nominee listed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                                                                                       FOR       AGAINST      ABSTAIN

PROPOSAL 2: To ratify the selection of Ernst & Young LLP as independent auditors       / /         / /          / /
            of the Company for its fiscal year ending September 30, 2002.





                                                                                     Shareholder sign here             Date
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                                                                                     Co-Owner sign here
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